Exhibit 10(d)

        SUMMARY OF EXECUTIVE OFFICER AND BOARD OF DIRECTORS BENEFITS

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Description                Eligible Positions            Amount/Schedule
of Benefit


Automobile                 Chief Executive Officer       $1,500/month
Allowance                  Chief Operating Officer       $1,300/month
                           Division Presidents           $1,100/month
                             and Executive Vice
                             Presidents
                           Senior Vice Presidents        $1,000/month
                           Vice Presidents               $900/month
                           Assistant Vice                $700/month
                           Presidents


Club                       Chief Executive Officer,      Dues approved
Membership                   Chief Operating             at discretion
                             Officer, Division           of CEO
                             Presidents and
                             Executive Vice
                             Presidents

                           Senior Vice                   Dues approved
                             Presidents                  at discretion
                                                         of Executive
                                                         Vice Presidents


Sprint Long-               Board of Directors            $6,000/year
Distance                                                 (continues after
Telephone                                                retirement for
Service                                                  up to 120 months)

                           Chief Executive Officer,      Unlimited
                             Chief Operating             (continues after
                             Officer, Division           retirement)
                             Presidents, Executive
                             and Senior Vice
                             Presidents

Sprint PCS                 Board of Directors            $2,000/year
Service

Miscellaneous              Chief Executive               $15,000/year
services                     Officer and Chief
(e.g.,                       Operating Officer
investment/tax               Division Presidents         $12,000/year
counseling,                  and Executive Vice
income tax                   Presidents
preparation,               Senior Vice Presidents        $10,000/year
estate                     Vice Presidents and           $3,500/initially
planning)                    Assistant Vice              and $1,500/year
                             Presidents


Disability                 Chief Executive Officer,      52 weeks at full
                             Chief Operating             base pay
                             Officer, Division
                             Presidents, Executive
                             and Senior Vice
                             Presidents, Vice
                             Presidents and
                             Assistant Vice
                             Presidents


Separation                 Chief Executive Officer,      Less than 5 years'
                             Chief Operating             services:
                             Officer, Division             17 weeks' salary
                             Presidents, Executive           continuation
                             and Senior Vice             5 to 10 years' service
                             Presidents, Vice              35 weeks' salary
                             Presidents and                  continuation
                             Assistant Vice              11 to 18 years' service
                             Presidents                    43 weeks' salary
                                                             continuation
                                                         More than 19 years'
                                                         service:
                                                           1 year salary
                                                             continuation

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